Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Gregg Waldon
Chief Financial Officer
SoftBrands, Inc.
gregg.waldon@softbrands.com
612-851-1805
Susan Eich
Vice President, Corporate Communications
SoftBrands, Inc.
susan.eich@softbrands.com
612-851-6205
SOFTBRANDS TO HOLD SPECIAL MEETING OF STOCKHOLDERS AUGUST 12 TO
APPROVE DEFINITIVE AGREEMENT TO BE ACQUIRED BY
AFFILIATE OF GOLDEN GATE CAPITAL AND INFOR
SoftBrands Receives Notification of Early Termination of HSR Review
MINNEAPOLIS, Minn., July 7, 2009 — SoftBrands, Inc. (NYSE Amex: SBN), a global supplier of enterprise application software, has established a record date and a special meeting date for the Company’s stockholders to consider and vote on the proposal to adopt the previously announced agreement to be acquired by an affiliate of Golden Gate Capital and Infor. On June 12, 2009 SoftBrands announced that it had entered into a definitive agreement to be acquired by an affiliate of Golden Gate Capital and Infor for $0.92 in cash per common share for a total transaction value of approximately $80 million (including amounts paid in respect of SoftBrands debt and preferred equity).
SoftBrands stockholders of record at the close of business July 8, 2009 are entitled to notice of the special meeting and to vote on the adoption of the agreement. The special meeting is scheduled for Wednesday, Aug. 12, 2009 at 3:00 p.m. central time, at the offices of Dorsey & Whitney LLP, 15th floor, 50 South Sixth Street, Minneapolis, Minn. 55402. The definitive proxy statement for the special meeting will be filed with the Securities and Exchange Commission and mailed to stockholders on or about July 13, 2009.
On July 6, 2009, SoftBrands received notification that the U.S. Department of Justice and Federal Trade Commission had granted early termination of the Hart-Scott-Rodino waiting period for the proposed transaction. The closing of the proposed transaction remains subject to customary conditions, including approval of SoftBrands stockholders.
Additional Information about the Proposed Transaction and Where You Can Find It
This press release is not a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of SoftBrands, and it is not a substitute for any proxy statement or other filings that may be made with the SEC. In connection with the proposed transaction, SoftBrands intends to file a proxy statement and other relevant materials with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF SOFTBRANDS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND THE OTHER RELEVANT MATERIALS

FILED BY SOFTBRANDS WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to the stockholders of SoftBrands. The proxy statement and the other relevant materials, when available, and any other documents filed by SoftBrands with the SEC, can be obtained free of charge at the SEC’s website at www.sec.gov and at SoftBrands’ website www.softbrands.com. In addition, stockholders of SoftBrands may obtain free copies of the documents filed with the SEC by contacting SoftBrands Investor Relations at (612) 851-1900 or SoftBrands, Inc., 800 LaSalle Ave., Suite 2100, Minneapolis, Minnesota 55402.
Proxy Solicitation
SoftBrands and its executive officers and directors may be deemed to be participants in the solicitation of proxies from SoftBrands’ stockholders in connection with the proposed transaction. Information concerning the interests of SoftBrands’ participants in such solicitation, including their respective security holdings, is set forth in SoftBrands’ annual proxy statement, which was filed with the SEC on January 12, 2009. Investors may obtain additional information regarding this transaction, SoftBrands and the interests of SoftBrands’ participants in such solicitation by reading the proxy statement for such transaction when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
This message may contain forward-looking statements based on current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by the companies. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding the impact of the transaction, including but not limited to, the companies’ expectations with respect to the combined companies available solutions, leadership position, competitive strengths and positioning; client base; the approval of the transaction by stockholders and regulators; the satisfaction of the closing conditions to the transaction; the completion of the transaction on stated terms; and the timing of the completion of the transaction. Such statements speak only as of the date hereof and are subject to change. The companies undertake no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to, the risk the companies’ businesses and their relationships with customers, employees or suppliers could suffer due to the uncertainty relating to the transaction; that the transaction may not be consummated, may be consummated on different terms or may be delayed; that anticipated synergies and strategic benefits from the transaction may not be fully realized; that a failure to satisfy conditions to close the transaction, including obtaining the requisite regulatory and stockholder approvals, may occur; and the various other risks and uncertainties described in the “Risk Factors” section of SoftBrands’ Annual Report on Form 10-K for the year ended September 30, 2008, and the general economic and political conditions and specific conditions that may impact company operations. Further information on SoftBrands, including additional risk factors that may affect forward looking statements, is contained in its Annual Report on Form 10-K and in its other SEC filings that are available through the SEC’s website (www.sec.gov).
About Golden Gate Capital
Golden Gate Capital is a San Francisco-based private equity investment firm with approximately $8 billion of capital under management. Golden Gate is dedicated to partnering with world-class management teams to invest in change-intensive, growth businesses. The firm targets investments where there is a demonstrable opportunity to significantly enhance a company’s value. The principals of Golden Gate have a long and successful history of investing with management partners across a wide range of industries and transaction types, including leveraged buyouts, recapitalizations, corporate divestitures and spin-offs, build-ups and venture stage investing. For more information, visit www.goldengatecap.com.

About Infor
Based in Alpharetta, Georgia, USA, Infor is one of the largest private software companies in the world. Today the company has revenues of USD $2 billion, over 8,000 employees and more than 70,000 customers. Infor’s vision is to change what businesses expect from an enterprise software provider. Infor develops and acquires proven software products that have rich, built-in functionality. Then it makes them better. Infor invests resources into product innovation and enhancement and works hard to simplify and shorten implementation times. It enables software, services, and support globally. And it provides more flexible buying options. For more information, visit www.infor.com.
About SoftBrands
SoftBrands, Inc is a leader in providing software solutions for the businesses in the manufacturing and hospitality industries worldwide. The company has established a global infrastructure for distribution, development and support of enterprise software, and has approximately 5,000 customers in more than 100 countries actively using its manufacturing and hospitality products. SoftBrands, which has approximately 740 employees, is headquartered in Minneapolis with branch offices in Europe, India, Asia, Australia and Africa. Additional information can be found at www.softbrands.com.